UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001832874
BANK 2020-BNK30
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-228375-05	35-7287077 38-4160667 38-4160668 38-4160669
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(980) 386-8509
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the April 17, 2025 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer on April 22, 2025 of a payment adjustment relating to the application of expenses with respect to the McDonald’s Global HQ Trust Subordinate Companion Loan.  The Master Servicer originally applied funds rather than reducing the funds in connection with the expenses with respect to the McDonald’s Global HQ Trust Subordinate Companion Loan.

The adjustment described above resulted in the following changes to the April distribution:

•         an overpayment of interest to the Class E Certificateholders in an amount equal to $54,549.49;

•         an overpayment of interest to the Class F Certificateholders in an amount equal to $54,852.34;

•         an overpayment of interest to the Class G Certificateholders in an amount equal to $25,814.83;

•         an overpayment of interest to the Class H Certificateholders in an amount equal to $96,371.69;

•         an overpayment of interest to the MCD-D Certificateholders in an amount equal to $27,245.79;

•         an overpayment of interest to the MCD-E Certificateholders in an amount equal to $117,583.63;

•         an overpayment of interest to the MCD-F Certificateholders in an amount equal to $292,364.70;

•         an overpayment of interest to the MCD-G Certificateholders in an amount equal to $76,316.86;

•         an overpayment of interest to the holders of the RR Interest in an amount equal to $12,188.86;

•         an overpayment of interest to the holders of the McRR Interest in an amount equal to $27,298.06; and

•         an overpayment of interest to the MCD-X Certificateholders in an amount equal to $5,152.20.

The Certificate Administrator has made claims for the overpaid interest amounts from the impacted Certificateholders and such amounts are expected to be received on or prior to the next distribution date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  April 28, 2025